Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

Description of the Business Combinations

Akida Acquisition

On February 8, 2021, Applied UV, Inc. (the “Company” or “Applied”) completed an Asset Purchase Agreement (“the Akida Agreement”) with Akida Holdings LLC (“Akida”) and its members, Simba Partners, LLC, JJH Holdings, LLC and Fakhruddin Holdings FZC (collectively, the “Sellers”), pursuant to which the Company purchased the Sellers’ air filtration business known as AiroCideTM by acquiring certain assets and liabilities of Akida.

Under the terms of the Akida Agreement, the Company paid $760,293 and issued 1,375,000 common shares of the Company as consideration for the acquisition of Akida.

KES and JJS Acquisition

On September 28, 2021, the Company. and its wholly owned subsidiary SteriLumen, Inc. completed an Asset Purchase Agreement (the “APA”) with the combined entities consisting of JJS Technologies, LLC (“JJS”), a Georgia limited liability company, and KES Science & Technology, Inc. (“KES”), a Georgia corporation. On September 28, 2021 the transactions contemplated by the APA were completed.

As contemplated by the APA, the Company acquired substantially all of the assets of KES and JJS and assumed certain liabilities and contract obligations. The Company was also assigned contracts related to the supply chain management and sale of the Airocide™ system of air purification technologies, originally developed for NASA with assistance from the University of Wisconsin at Madison, that uses a combination of UV-C and a proprietary, titanium dioxide-based photocatalyst that has applications in the hospitality, hotel, healthcare, nursing homes, grocer, wine, commercial buildings, post-harvest, and retail sectors.

Pursuant to the APA, KES and JJS Sellers received (i) cash consideration in an amount equal to $4,299,900 and (ii) 300,000 shares of the Company’s common stock.

SAM Acquisition

On October 13, 2021, the Company completed an Asset Purchase Agreement (the “SAM Agreement”) with Old SAM Partners, LLC (“SAM”), a Florida limited liability company. Pursuant to the SAM Agreement, Applied acquired substantially all of the assets of SAM and assumed certain liabilities. The consideration paid by the Company pursuant to the SAM Agreement consists of (i) cash consideration in an amount equal to $9,500,000; (ii) 200,000 shares of the Company’s common stock. If the volume weighted average price for the 20 trading days prior to the six-month anniversary of the closing are less than $10.00 per share, the Company shall pay SAM an amount in cash equal to the difference; (iii) 200,000 shares of the Company’s common stock which will vest March 31, 2023 if not previously cancelled due to certain EBITDA targets for 2021 and 2022.

On March 31, 2022, there was a settlement of a dispute that arose during the first quarter of 2022 between both parties regarding certain representations and warranties in the purchase agreement which resulted in a settlement and mutual release agreement where the seller agreed to relinquish any right, title, and interest in the previously issued 400,000 shares. During the three months ended March 31, 2022, the company recorded a loss on change in fair market value of contingent consideration of $240,000 and, as a result of the settlement agreement, the company recorded a gain on settlement of contingent consideration of $1,700,000.

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PURO Acquisition

In connection with the Company’s acquisition of PURO Lighting, LLC (“PURO”) on January 26, 2023 (the “Closing Date”), prior to the effective time of the Puro Mergers (as defined below), the Company paid or issued, as applicable (i) 2,497,220 shares of the Company’s common (based on a value of $2.00 per share), (ii) 251,108 shares of the Company’s 5% Series C Cumulative Perpetual Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”) (iii) $1,335,114 of PURO’s indebtedness to various creditors, (iv) $221,675 of the PURO’s transaction expenses and (v) $2,500,000 and 1,250,000 shares of the Company’s 2% Series B Cumulative Perpetual Preferred Stock (the “Series B Preferred Stock”) in repayment of a $5 million note issued by PURO and held by one of its vendor’s. As a result of these issuances and payments the Company and PURO agreed that the acquisition of PURO by the Company (the “PURO Acquisition”) was closed and the PURO Mergers could be affected as soon as possible. The Company financed the payments described above through a $2,807,500 Redeemable Promissory Note from Streeterville Capital, LLC (the “Redeemable Note”) and a $1,537,938 draw on a line of credit from Pinnacle Bank (the “Line of Credit Draw”). The shares described in clauses (i) and (ii) above are collectively referred to herein as the “PURO Equity Consideration”.

 On January 27, 2023 in connection with the prior closing of the PURO Acquisition, the Company caused a two-step merger to occur as follows: (i) a merger between PURO and PURO Acquisition Sub I, Inc., a Colorado corporation (“PURO Sub I”) and wholly owned subsidiary of the Company became effective (the “First PURO Merger), whereby PURO Sub I was the surviving entity of the merger and then (ii) a merger between PURO Sub I and PURO Acquisition Sub II, LLC, a Delaware limited liability corporation (“PURO Sub II”) and wholly owned subsidiary of the Company became effective (the “Second PURO Merger” and together with the First PURO Merger, the “PURO Mergers”), in each case, pursuant to a previously executed Agreement and Plan of Merger dated as of December 19, 2022, as amended on January 26, 2023 (the “PURO Merger Agreement”), by and between the Company, PURO Acquisition Sub I, PURO Acquisition Sub II, PURO, Brian Stern and Andrew Lawrence. In connection with the PURO Mergers, PURO Sub II was renamed Puro Lighting, LLC (“New PURO”) and New PURO is a wholly-owned subsidiary of the Company.

At the effective time of the First Puro Merger (i) all of the capital stock of PURO Merger Sub I that was outstanding immediately prior to the effective time of the First PURO Merger was converted into and became (i) 100% of the membership interests of PURO (and the membership interests of PURO into which the membership interests of PURO Merger Sub I were converted became the only outstanding membership interests of Old PURO) and (ii) the right of each holder of a membership interest or profit interest in PURO immediately prior to the effective time of the First PURO Merger to receive from the Company their ownership percentage of the following:

(1)	The PURO Equity Consideration; and
(2)	The right to receive earnout payments subject to certain conditions, including achieving certain revenue targets and gross profit margins and payable as set forth in the PURO Merger Agreement and Schedule II thereto.

The LED Supply Acquisition

In connection with the Company’s acquisition of LED Supply Co., LLC (“LED Supply”) on the Closing Date, prior to the effective time of the Puro Mergers, the Company paid or issued, as applicable (i) 1,377,777 shares of the Company’s common stock; (ii) 148,888 shares of Series C Preferred Stock; (iii) $364,316 of LED Supply’s indebtedness to various creditors; and (iv) $221,674 of LED Supply’s transaction expenses. Part of LED Supply’s indebtedness on the Closing Date was $1,778,667 outstanding principal and interest on a line of credit from JP Morgan Chase Bank, N.A. (the “Chase Loan”). The Company has agreed to repay the Chase Loan 14 calendar days from the Closing Date As a result of these issuances, agreements and payments the Company and LED Supply agreed that the acquisition of LED Supply by the Company (the “LED Supply Acquisition”) was closed and the LED Supply Mergers could be effected as soon as possible. The Company financed the payments described above through the Line of Credit Draw. The shares described in clauses (i) and (ii) above are collectively referred to herein as the “LED Supply Equity Consideration”.

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On January 27, 2023 in connection with the prior closing of the LED Supply Acquisition, the Company caused a two-step merger to occur as follows: (i) a merger between LED Supply and LED Supply Acquisition Sub I, Inc., a Colorado corporation (“LED Supply Sub I”) and wholly owned subsidiary of the Company became effective (the “First LED Supply Merger”), whereby LED Supply Acquisition Sub I was the surviving entity in the merger and then (ii) a merger between LED Supply Sub I and LED Supply Acquisition Sub II, LLC, a Delaware limited liability corporation (“LED Supply Sub II”) and wholly owned subsidiary of the Company became effective (the “Second LED Supply Merger” and together with the First LED Supply Merger, the “LED Supply Mergers”), pursuant to the previously executed Agreement and Plan of Merger dated as of December 19, 2022, as amended on January 26, 2023 (the “LED Supply Merger Agreement”), by and between the Company, LED Supply Acquisition Sub I, LED Supply Acquisition Sub II, LED Supply, Brian Stern and Andrew Lawrence. In connection with the LED Supply Mergers, LED Supply Sub II was renamed Led Supply Co. LLC (“New LED Supply”) and New LED Supply is a wholly-owned subsidiary of the Company.

At the effective time of the First LED Supply Merger (i) all of the capital stock of LED Supply Merger Sub I that was outstanding immediately prior to the effective time of the First LED Supply Merger was converted into and became (i) 100% of the membership interests of LED Supply (and the membership interests of LED Supply into which the membership interests of LED Supply Merger Sub I were converted became the only outstanding membership interests of LED Supply) and (ii) the right of each holder of a membership interest or profit interest in LED Supply immediately prior to the effective time of the First LED Supply Merger to receive from the Company their ownership percentage of the following:

(1)	The LED Supply Equity Consideration; and
(2)	The right to receive earnout payments subject to certain conditions, including achieving certain revenue targets and gross profit margins and payable as set forth in the LED Supply Merger Agreement and Schedule II thereto.

Pro forma Information

The following unaudited pro forma condensed combined balance sheet of Applied as of September 30, 2022 gives effect to the acquisition of both PURO and LED Supply as if they had occurred on September 30, 2022. PURO and LED Supply are related through common ownership. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021, and the nine months ended September 30, 2022 give effect to the KES and JJS Agreement, the SAM Agreement, the Akida Agreement and the PURO and LED Supply acquisitions as if they had occurred on January 1, 2021. The historical financial information is based on Applied’s audited and unaudited interim consolidated financial statements, KES and JJS audited and unaudited interim combined financial statements, SAM’s audited and unaudited interim financial statements, Akida’s audited and unaudited interim financial statements, and PURO and LED Supply audited and unaudited interim financial statements.

The unaudited pro forma condensed combined financial statements reflect management’s preliminary estimates of fair value of purchase price consideration and the fair values of tangible and intangible assets acquired and liabilities assumed in the acquisitions, with the remaining estimated purchase consideration recorded as goodwill. Independent valuation specialists have conducted analysis to assist management of Applied in determining the fair value of the assets acquired and liabilities assumed. Applied’s management is responsible for these third-party valuations. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of the fair value of purchase consideration and fair values of assets acquired and liabilities assumed, the actual amounts to be reported in future filings may differ materially from the amounts used in the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are presented for information purposes only, in accordance with Article 11 of Regulation S-X and are not intended to represent or to be indicative of the income or financial position that Applied would have reported had the acquisitions been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined balance sheet does not purport to represent the future financial position of Applied and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of Applied.

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

These unaudited pro forma condensed financial statements should be read in conjunction with the following:

•	The accompanying notes to the unaudited pro forma condensed financial statements.
•	The historical consolidated financial statements and accompanying notes of Applied included in the annual report on form 10-K for the year ended December 31, 2021.
•	The historical consolidated financial statements and accompanying notes of Applied included in the interim report on form 10-Q for the nine months ended September 30, 2022.
•	The PURO audited and unaudited financial statements included as Exhibit 99.1 in Form 8-K/A filed on February 13, 2023.

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2022

		PURO/LED	Transaction
	Applied	Combined	Accounting		Pro Forma
	Historical	Historical	Adjustments	Note	Combined
Assets
Current Assets
Cash and cash equivalents	$1,056,233	$177,122	$(4,199,430)	A	$1,958,925
			4,925,000	C
Accounts receivable, net of allowance for doubtful accounts	1,631,432	2,400,705			4,032,137
Costs and estimated earnings in excess of billings	416,021	—			416,021
Inventory, net	4,435,594	4,816,151	357,162	B	9,608,907
Vendor deposits	294,484	—			294,484
Prepaid expense and other current assets	900,340	803,174			1,703,514
Total Current Assets	8,734,104	8,197,152	1,082,732		18,013,988
Property and equipment, net of accumulated depreciation	1,183,791	152,375			1,336,166
Goodwill	3,722,077	—	32,229,168	A	35,951,245
Other intangible assets, net of accumulated amortization	17,651,286	—			17,651,286
Other assets	—	195,076			195,076
Right of use asset	2,276,384	258,274			2,534,658
Total Assets	$33,567,642	$8,802,877	$33,311,900		$75,682,419

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrued expenses	$2,224,405	$4,303,031	$1,000,000	A	$7,527,436
Earnout liability			13,619,360	A	13,619,360
Billings in excess of costs and earnings on uncompleted contracts	134,342	—			134,342
Deferred revenue	1,940,272	1,821,544			3,761,816
Due to landlord	214,766	—			214,766
Warrant liability	21,742	—			21,742
Financing lease obligations	2,402	—			2,402
Operating lease liability	1,265,505	207,351			1,472,856
Loans payable - related party	97,500	1,061,493	(1,061,493)	A	97,500
Notes payable	277,103	5,013,633	(3,012,664)	A	2,278,072
			4,925,000	C	4,925,000
Total Current Liabilities	6,178,037	12,407,052	15,470,203		34,055,292
Long-term Liabilities
Due to landlord-less current portion	456,062	—			456,062
Notes payable- less current portion	—	1,987,336	(1,987,336)	A	—
Loans payable - less current portion	60,000	—			60,000
Operating lease liability-less current portion	1,031,239	50,934			1,082,173
Total Long-Term Liabilities	1,547,301	2,038,270	(1,987,336)		1,598,235
Total Liabilities	7,725,338	14,445,322	13,482,867		35,653,527

Stockholders' Equity
Preferred stock, Series A	55	—			55
Preferred stock, Series X	1	—			1
Preferred stock, Series B	—	—	125	A	125
Preferred stock, Series C	—	—	40	A	40
Common stock	1,294	—	387	A	1,681
Treasury stock	(149,686)	—			(149,686)
Additional paid-in capital	44,529,586	—	13,828,874	A	58,358,460
Accumulated deficit	(18,538,946)	(5,642,445)	5,642,445	D
			357,162	B	(18,181,784)
Total Stockholders' Equity	25,842,304	(5,642,445)	19,829,033		40,028,892
Total Liabilities and Stockholders' Equity	$33,567,642	$8,802,877	$33,311,900		$75,682,419

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Nine Months Ended September 30, 2022

		PURO/LED	Transaction
	Applied	Combined	Accounting		Pro Forma
	Historical	Historical	Adjustments	Note	Combined
Net Sales	$15,139,347	$14,151,442			$29,290,789
Cost of Goods Sold	11,847,842	10,297,596	(317,496)	AA	21,827,942
Gross Profit	3,291,505	3,853,846	317,496		7,462,847

Research and development	234,885				234,885
Selling, general and administrative expenses	10,637,538	5,131,345			15,768,883
Loss on impairment of goodwill	1,138,203				1,138,203
Total Operating Expenses	12,010,626	5,131,345	—		17,141,971

Operating Income (Loss)	(8,719,121)	(1,277,499)	317,496		(9,679,124)

Other Income (Expense)
Change in fair market value of warrant liability	46,521				46,521
Interest Expense	(96,113)	(228,041)			(324,154)
Loss on change in Fair Market Value of Contingent Consideration	(240,000)				(240,000)
Gain on Settlement of Contingent Consideration	1,700,000				1,700,000
Interest Income	—	1			1
Other income (expense)	69,713	(27,461)			42,252
Total Other Income (Expense)	1,480,121	(255,501)	—		1,224,620

Income (Loss) Before Provision of Income Taxes	(7,239,000)	(1,533,000)	317,496		(8,454,504)

Benefit for Income Taxes	—	—	—		—
Net Income (Loss)	$(7,239,000)	$(1,533,000)	$317,496		$(8,454,504)

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year Ended December 31, 2021

					PURO/LED	Transaction
	Applied	KES and JSS	SAM	Akida	Combined	Accounting		Pro Forma
	Historical	Historical	Historical	Historical	Historical	Adjustments	Note	Combined
Net Sales	$11,667,579	$3,352,719	$3,843,790	$305,524	$16,490,083	$—		$35,659,695
Cost of Goods Sold	7,569,193	1,004,155	1,775,046	270,826	13,080,457	27,386	BB	23,727,063
Gross Profit	4,098,386	2,348,564	2,068,744	34,698	3,409,626	(27,386)		11,932,632

Research and development	53,408	—	—	—				53,408
Selling, general and administrative expenses	11,341,712	2,356,298	2,601,408	161,527	6,725,671	1,758,048	CC	24,944,664
Loss on impairment of goodwill								—
Total Operating Expenses	11,395,120	2,356,298	2,601,408	161,527	6,725,671	1,758,048		24,998,072

Operating Income (Loss)	(7,296,734)	(7,734)	(532,664)	(126,829)	(3,316,045)	(1,785,434)		(13,065,440)

Other Income (Expense)
Change in fair market value of warrant liability	66,862	—	—	—	—			66,862
Forgiveness of paycheck protection program loan	296,827	—	—	—	1,128,332			1,425,159
Loss on contingent consideration	(574,000)	—	—	—	—			(574,000)
Interest expense	—	—	—	—	(196,966)			(196,966)
Other income	24,871	474,806	6	—	667			500,350
Total Other Income (Expense)	(185,440)	474,806	6	—	932,033	—		1,221,405

Income (Loss) Before Provision of Income Taxes	(7,482,174)	467,072	(532,658)	(126,829)	(2,384,012)	(1,785,434)		(11,844,035)

Benefit for Income Taxes	(91,819)	—	—	—	—	—	DD	(91,819)
Net Income (Loss)	$(7,390,355)	$467,072	$(532,658)	$(126,829)	$(2,384,012)	$(1,785,434)		$(11,752,216)

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Applied UV, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1. Basis of Pro Forma Presentation

The Pro Forma Combined Financial Information has been prepared assuming the Transaction is accounted for using the acquisition method of accounting with Applied as the acquiring entity and Akida, KES, JJS, SAM, PURO and LED Supply as the acquirees. Under the acquisition method of accounting, Applied’s assets and liabilities will retain their carrying amounts while the assets acquired, and liabilities assumed of the acquirees will be recorded at their fair values measured as of the acquisition date. The excess of the purchase price over the estimated fair values of net assets acquired will be recorded as goodwill. The transaction accounting adjustments have been prepared as if the acquisitions had taken place on September 30, 2022 in the case of the Condensed Combined Balance Sheet, and on January 1, 2021 in the case of the Combined Condensed Statements of Operations for the year ended December 31, 2021 and the nine months ended September 30, 2022.

The transaction accounting adjustments represent management’s estimates based on information available as of the date of this filing and are subject to change as additional information becomes available and additional analyses are performed. The Pro Forma Condensed Combined Financial Information does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined.

The accounting policies used in the preparation of the Pro Forma Condensed Combined Financial Information are those set out in the Company’s audited consolidated financial statements as of and for the year ended December 31, 2021.

Note 2. Preliminary Estimated Purchase Price

The following table sets forth a preliminary allocation of the estimated purchase consideration to the identifiable tangible assets acquired and liabilities assumed of PURO and LED Supply based on PURO’s and LED Supply’s September 30, 2022 combined balance sheet, with the excess to be allocated to identifiable intangible assets and goodwill.

Consideration paid:

Fair value of share consideration	$13,829,426
Earnout liability 13,619,360
Cash consideration	4,199,430
Total estimated consideration	$32,229,168
Current assets	$8,197,152
Other non-current assets	453,350
Machinery and equipment	152,375
Assumed liabilities	(9,383,829)
Total net assets acquired	(580,952)
Excess Purchase Price	$32,229,168

The allocation of the estimated purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed of Akida, SAM, KES and JSS are included in the Company balance sheet as of September 30, 2022.

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Applied UV, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 3. Transaction Adjustments

Transaction adjustments are necessary to reflect the acquisition consideration exchanged and to adjust amounts related to the tangible and intangible assets and liabilities of PURO and LED Supply to a preliminary estimate of their fair values, and to reflect the impact on the statements of operations as if the acquisirtions had occurred during those periods.

Balance Sheet Adjustments

A.	Reflects the purchase consideration and the preliminary allocation of the assets acquired and liabilities assumed, based on their fair values on the acquisition date. The purchase consideration constitutes the following: cash of $4,199,430 paid, an initial earnout liability of 13,619,360, and the issuance of 3,874,997 common shares, 399,996 preferred series B shares, and 1,250,000 preferred series C shares for the acquisitions.
B.	Reflects the impact on inventory for the change in accounting policy from using last-in first-out (LIFO) to first-in first-out (FIFO) method.
C.	Reflects proceeds received from a revolving credit facility subsequent to the third fiscal quarter used to fund the acquisition.
D.	Reflects the elimination of PURO and LED Supply members’ equity and retained earnings.

Statement of Operations for the Year Ended December 31, 2021 Adjustment

BB	Reflects the impact on cost of sales for the change in accounting policy from using last-in first-out (LIFO) to first-in first-out (FIFO) method.
CC	Reflects amortization expense based on preliminary fair value estimates for acquired intangible assets and the reversal of transaction and other acquisition related costs that had been recorded in the historical financial statements.
DD	The Company determined that the proforma income tax expense (benefit) adjustment to be immaterial.

Statement of Operations for the Nine Months Ended September 30, 2022 Adjustment

AA	Reflects the impact on cost of sales for the change in accounting from using last-in first-out (LIFO) to first-in first-out (FIFO) method.

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